UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  April 3, 2008

Analysts International Corporation

(Exact name of registrant as specified in its charter)

Minnesota	0-4090	41-0905408
(State or othis jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3601 West 76th Street, Minneapolis, Minnesota	55435-3000
(Address for principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (952) 835-5900

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

                On April 3, 2008, Analysts International Corporation (the “Company”) announced that the Company’s Board of Directors will nominate Andrew K. Borgstrom for election to the Board at the Company’s annual meeting.  The Company’s press release issued on April 3, 2008 contains more specific biographical information concerning Mr. Borgstrom’s past experience.  The full text of the press release issued in connection with the announcement is set forth in Exhibit 99.1 and is attached to this Current Report and incorporated by reference as if fully set forth herein.

Item 9.01               Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description

99.1

Press Release entitled “IT Services Industry Veteran Andrew Borgstrom Nominated for Analysts International Corporation’s Board of Directors” issued by Analysts International Corporation on April 3, 2008.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 3, 2008	ANALYSTS INTERNATIONAL CORPORATION

/s/ Robert E. Woods
Robert E. Woods
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1

Press Release entitled “IT Services Industry Veteran Andrew Borgstrom Nominated for Analysts International Corporation’s Board of Directors” issued by Analysts International Corporation on April 3, 2008.